UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2003

                             STAAR SURGICAL COMPANY
             (Exact name of registrant as specified in its charter)

           Delaware                     0-11634                  95-3797439
 (State or other jurisdiction)   (Commission File Number)      (I.R.S. Employer
of incorporation or organization)                            Identification No.)

 1911 Walker Avenue, Monrovia, California                                91016
 (Address of principal executive offices)                             (Zip Code)

                                 (626) 303-7902
              (Registrant's telephone number, including area code)








         The information furnished with this report will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

Exhibit Number                Description
--------------                -----------

99.1     Press Release dated October 9, 2003.

99.2 Transcript of a conference call conducted by STAAR Surgical Company on October 9, 2003.

Item 9.  Regulation FD Disclosure.

         On October 9, 2003, the Company conducted a conference call to discuss the recommendation by the U.S. Food and Drug Administration Ophthalmic Devices Panel of the Center for Devices and Radiological Health that the Company's Implantable Contact Lens(TM) (ICL(C)), a phakic implant used to correct refractive errors, be approved with conditions for use in correcting myopia in the range of -3 diopters to -15 diopters and reducing myopia in the range of -15 diopters to -20 diopters. A transcript of the conference call is furnished with this report as Exhibit 99.2 and is incorporated herein by this reference.

Item 12. Results of Operations and Financial Condition.

         On October 9, 2003, the Company issued a press release announcing a preliminary estimate of revenue for the third fiscal quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

         The preliminary estimate of revenue was also discussed in the October 9, 2003 conference call described under Item 9. That discussion is included in the transcript of the call furnished with this report as Exhibit 99.2, and is incorporated herein by this reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   October 10, 2003                        STAAR SURGICAL COMPANY


                                                By: /s/ John Bily
                                                    ___________________
                                                    John Bily
                                                    Chief Financial Officer





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                                  Exhibit Index




EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

99.1     Press Release dated October 9, 2003.

99.2 Transcript of a conference call conducted by STAAR Surgical Company on October 9, 2002.









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